Exhibit 99.2

-Monthly Operating Report

CASH BASIS

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

JUDGE:	Mark X. Mullin

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	May	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Anthony C. Schnur	6/19/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Kimberly Thomen	6/19/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

CASH RECEIPTS AND DISBURSEMENTS	Apr-20	May-20	MONTH	MONTH

1. CASH - BEGINNING OF MONTH	$73,366.08	$21,922.16	$246,717.96	$246,717.96
RECEIPTS
2. CASH SALES	$-	$-
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	30.48
4. LOANS AND ADVANCES	-	-
5. SALE OF ASSETS	-	-
6. LEASE & RENTAL INCOME	-	-
7. WAGES	-	-
8. OTHER (ATTACH LIST)	-	347,023.99
9. TOTAL RECEIPTS	$-	$347,054.47	$-	$-
DISBURSEMENTS
10. NET PAYROLL	$36,556.25	$61,128.17
11. PAYROLL TAXES PAID	14,184.46	21,839.89
12. SALES,USE & OTHER TAXES PAID	-	-
13. INVENTORY PURCHASES	-	-
14. MORTAGE PAYMENTS	-	-
15. OTHER SECURED NOTE PAYMENTS	-	-
16. RENTAL & LEASE PAYMENTS	-	-
17. UTILITIES	-	554.35
18. INSURANCE	-	1,985.50
19. VEHICLE EXPENSES	-	-
20. TRAVEL	-	-
21. ENTERTAINMENT	-	-
22. REPAIRS & MAINTENANCE	-	-
23. SUPPLIES	-	113.87
24. ADVERTISING	-	-
25. HOUSEHOLD EXPENSES	-	-
26. CHARITABLE CONTRIBUTIONS	-	-
27. GIFTS	-	-
28. OTHER (ATTACH LIST)	703.21	36,636.89
29. TOTAL ORDINARY DISBURSEMENTS	$51,443.92	$122,258.67	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-
31. U.S. TRUSTEE FEES	-	-
32. OTHER (ATTACH LIST)	-	-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$51,443.92	$122,258.67	$-	$-
35. NET CASH FLOW	$(51,443.92)	$224,795.80	$-	$-
36. CASH - END OF MONTH	$21,922.16	$246,717.96	$246,717.96	$246,717.96

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

CASH DISBURSEMENTS DETAIL	MONTH:	May

CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
52920	05/29/20	Payroll - Direct Deposit	Payroll	$30,844.71
202005001	05/13/20	Payroll - Direct Deposit	Payroll	$30,283.46
202005001	05/13/20	Payroll - Taxes	Payroll	$11,200.57
52920	05/29/20	Payroll - Taxes	Payroll	$10,639.32
25961	05/19/20	Blue Cross and Blue Shield of Texas	Critical Vendor	$9,206.28
W-T 200501	05/01/20	Houston-1177 West Loop Owner LP	Critical Vendor	$8,000.00
25968	05/19/20	Secure Networkers	Critical Vendor	$7,038.42
277775	05/29/20	Trans balance to Master	Internal Transfer	$6,392.18
25967	05/19/20	Mutual of Omaha	Critical Vendor	$1,985.50
277645	05/15/20	Texas Legacy	Legacy Analysis Fee	$1,669.04
25964	05/19/20	Derik W. Ellis	Critical Vendor	$1,558.40
52020	05/20/20	DataRooms.com, LLC	Critical Vendor	$1,356.43
ACHP 52120	05/21/20	Microsoft	Critical Vendor	$503.36
25962	05/19/20	Comcast	Critical Vendor	$502.18
25958	05/19/20	Advantage Financial Services	Critical Vendor	$291.19
556574393	05/08/20	ADP-Apr P/R Fees, Qtrly R	Critical Vendor	$283.59
25966	05/19/20	Holzknecht Umali, Inc.	Critical Vendor	$152.00
25970	05/19/20	Vision Service Plan	Critical Vendor	$128.39
25969	05/19/20	Staples Advantage	Critical Vendor	$68.51
25959	05/19/20	AT&T Mobility	Critical Vendor	$52.17
25960	05/29/20	Voicelink Communications	Critical Vendor	$51.61
25965	05/19/20	Hallmark Office Products, Inc.	Critical Vendor	$45.36
52920	05/29/20	Allegiance Bank	Service Charge	$6.00
	TOTAL BANK ACCOUNT DISBURSEMENTS			$122,258.67

TOTAL DISBURSEMENTS FOR THE MONTH				$122,258.67

Monthly Operating Report

CASH BASIS-2

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

BANK RECONCILIATIONS		Acct #1	Acct #2	Acct #3
A.	BANK:	Legacy Texas	Legacy Texas	Allegiance Bank	TOTAL
B.	ACCOUNT NUMBER:	9621	9639	2378
C.	PURPOSE (TYPE):	YCI Op Acct	YCI Payroll	YCI - Oper
1.	BALANCE PER BANK STATEMENT	$15,812.57	$-	$246,402.70	$262,215.27
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$23,138.80	$-	$-	$23,138.80
3.	SUBTRACT: OUTSTANDING CHECKS	$37,348.94	$-	$-	$37,348.94
4.	OTHER RECONCILING ITEMS	$(1,669.04)	$-	$-	$(1,669.04)
5.	MONTH END BALANCE PER BOOKS	$(66.61)	$-	$246,402.70	$246,336.09
6.	NUMBER OF LAST CHECK WRITTEN	52020	52920	N/A

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND	$381.87

13. TOTAL CASH - END OF MONTH	$246,717.96

(1)

In April 2020, Yuma Energy was informed that it's primary banking institution, Legacy Texas, would close Yuma's accounts effective May 29, 2020. Even though Legacy Texas would be merging with Prosperity Bank on June 8, 2020, Prosperity Bank  was not willing to accommodate Yuma Energy's DIP bank accounts. Yuma was required to seek a new banking institution   willing to open DIP accounts for Yuma. Allegiance Bank agreed to open accounts for Yuma and subsidiaries on 5/26/20, with    the accounts fully opened on 5/29/2020. The Yuma Companies Inc. opened account 100412237 with Allegiance Bank and transferred all funds from Davis Petroleum and Yuma E&P to the new The Yuma Companies DIP account.

(2)	Cash amount reflects reconciliation of petty cash completed in May of 2020.

Monthly Operating Report

CASH BASIS-3

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

ASSETS OF THE ESTATE
SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	Apr-20	May-20	MONTH

1. Total Current Assets	$-	$208,686.46	$407,418.70
2. Net Other Property	$-	$263,278.66	$263,278.66
3. Total Other Assets	$-	$16,227,523.08	$16,227,523.08
4. OTHER (ATTACH LIST)	$-	$-
5. TOTAL REAL PROPERTY ASSETS	$-	$16,699,488.20	$16,898,220.44	$-
SCHEDULE "B" PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$16,755,982.86
36. TOTAL PERSONAL PROPERTY ASSETS	$16,755,982.86	$-	$-	$-
37. TOTAL ASSETS	$16,755,982.86	$16,699,488.20	$16,898,220.44	$-

Monthly Operating Report

CASH BASIS-4

CASE NAME: In re: THE YUMA COMPANIES, INC.,

CASE NUMBER: Case No. 20-41454-11

MONTH:	May

LIABILITIES OF THE ESTATE
PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED	$-
2. PRIORITY	$-
3. UNSECURED	$1,171,552.35
4. OTHER (ATTACH LIST)	$-
5. TOTAL PREPETITION LIABILITIES	$1,171,552.35	$-

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. IPFS Corporation	05/01/20	$63,860.07	05/11/20	$63,860.07
8. FisherBroyles, LLP	04/29/20	$25,000.00	05/22/20	$25,000.00
9. AFCO	05/01/20	$21,796.92	05/02/20	$21,796.92
10. HOUSTON-1177 WEST LOOP OWNER L	04/01/20	$20,492.95	04/02/20	$20,492.95
11. Seaport Global Securities LLC	05/11/20	$15,000.00	06/11/20	$-
12. Seaport Global Securities LLC	04/09/20	$10,000.00	05/09/20	$10,000.00
13. Holzknecht Umali, Inc.	05/20/20	$2,499.00	06/20/20	$-
14. R. Reese and Associates, PLLC	05/01/20	$2,205.00	06/01/20	$-
15. AT&T	04/19/20	$1,588.48	05/14/20	$1,588.48
16. R. Reese and Associates, PLLC	05/01/20	$701.00	06/01/20	$-
17. Computershare Inc.	05/27/20	$549.27	06/27/20	$-
18. IHS Global Inc	05/31/20	$325.17	06/30/20	$-
19. Access	05/31/20	$315.00	06/30/20	$-
20. Advantage Financial Services	05/14/20	$291.19	05/29/20	$291.19
21. AT&T	04/19/20	$235.26	05/14/20	$235.26
22. AT&T Mobility	05/22/20	$205.09	06/05/20	$-
23. Access	04/30/20	$167.89	05/30/20	$167.89
24. AT&T	04/29/20	$167.03	05/09/20	$167.03
25. AT&T Long Distance	05/12/20	$21.67	05/17/20	$21.67
26. LogMeIn USA, Inc.	03/23/20	$20.52	04/23/20	$20.52
27. LogMeIn USA, Inc.	04/23/20	$20.52	05/23/20	$20.52
28. Stewart Organization Inc	05/31/20	$10.83	06/30/20	$-
29. (IF ADDITIONAL ATTACH LIST)	04/12/20	$5.16	04/17/20	$5.16
30. TOTAL OF LINES 7 – 29		$165,478.02		$143,667.66
31. TOTAL POSTPETITION LIABILITIES		$165,478.02		$143,667.66

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:	May

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	May-20	MONTH

1. 0 - 30	$30.48	$30.48	$-
2. 31 - 60	$-	$-	$-
3. 61 - 90	$-	$-	$-
4. 91 +	$-	$-	$-
5. TOTAL ACCOUNTS RECEIVABLE	$30.48	$30.48	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$30.48	$30.48	$-	$-

AGING OF POSTPETITION TAXES
AND PAYABLES	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-
6. ACCOUNTS PAYABLE	$107,780.21	$57,697.81	$-	$165,478.02

STATUS OF POSTPETITION TAXES
FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

1. WITHHOLDING		$21,839.89	$21,839.89	$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$21,839.89	$21,839.89	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$21,839.89	$21,839.89	-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:	May

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME: In re: THE YUMA COMPANIES, INC.,

CASE NUMBER: Case No. 20-41454-11

MONTH:	May

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Agreed that payments would be made at sale closing, and sale closing has been delayed.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Yuma Companies Inc - Post Petition Accounts Payable

As of 5/31/2020

Invoice Date	Due Date	Vendor	Invoice Number	Net Value
05/31/20	06/30/20	Access	8170193	315.00
04/30/20	05/30/20	Access	8102888-B	167.89
05/14/20	05/29/20	Advantage Financial Services	27048201	291.19
05/01/20	05/02/20	AFCO	20200501	21,796.92
04/29/20	05/09/20	AT&T	20200429	167.03
05/22/20	06/05/20	AT&T Mobility	20200528	205.09
04/19/20	05/14/20	AT&T	7586524504-A	1,588.48
04/19/20	05/14/20	AT&T	7586524504-B	235.26
04/12/20	04/17/20	AT&T Long Distance	20200412	5.16
05/12/20	05/17/20	AT&T Long Distance	857183869-05	21.67
05/27/20	06/27/20	Computershare Inc.	1830363-B	549.27
04/29/20	05/22/20	FisherBroyles, LLP	308544A	25,000.00
05/20/20	06/20/20	Holzknecht Umali, Inc.	12911	2,499.00
04/01/20	04/02/20	HOUSTON-1177 WEST LOOP OWNER L	20200401	20,492.95
05/31/20	06/30/20	IHS Global Inc	91109188	325.17
05/01/20	05/11/20	IPFS Corporation	20200501	63,860.07
03/23/20	04/23/20	LogMeIn USA, Inc.	1207916052	20.52
04/23/20	05/23/20	LogMeIn USA, Inc.	1207957622	20.52
05/01/20	06/01/20	R. Reese and Associates, PLLC	20-059A	2,205.00
05/01/20	06/01/20	R. Reese and Associates, PLLC	20-059B	701.00
04/09/20	05/09/20	Seaport Global Securities LLC	INV-02581	10,000.00
05/11/20	06/11/20	Seaport Global Securities LLC	INV-02848	15,000.00
05/31/20	06/30/20	Stewart Organization Inc	1746223	10.83
Total				$165,478.0

Accounts Payable - YCos

Balance Sheet - The Yuma Companies, Inc.

As of 5/31/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$246,718	Current maturities‐bank debt	$-
Trade receivables	‐	Notes payable‐ short term	183,889
Joint venture partner rec	‐	Current maturities‐other	-
Oil and gas revenue	‐	Current maturities debt	$183,889
Allowance ‐ trade A/R	‐
Officers and employees	‐	Accounts payable ‐ trade	$1,058,582
Other	‐	Accounts payable ‐ officer	(1,070,553)
Allowance ‐ other A/R	‐	JV Partner Advances	-
Prepaids	160,701	Oil & gas distribution payable	-
Deferred charges and other	‐	Intercompany advances, net	(6,423,928)
Total Current Assets	$407,419	Accounts payable	$(6,435,899)

Property and Equipment		Other deferred credits	$43,034
Not subject to amortization	$-	Short term lease liability	-
Subject to amortization	-	Asset retirement obligations	-
Depletion	-	Accrued expenses and other	$150,257
Net Oil and Gas Properties	$-	Total Current Liabilities	$(6,058,719)

Construction in progress	$-	Bank debt	$-
Other property and equipment	387,658	Total Long‐Term Debt	$-
Aksum DD&A other prop	(124,380)
Net Other Property	$263,279	Other Long‐Term Liabilities
		Asset retirement obligation	$-
Other Assets		Long term lease liability	-
Receivables from affiliate	$-	Deferred rent credit	$212,178
Investment in subs & prtnshp	16,383,660	Restricted stock units	-
Deposits	2,684	Other	-
Operating right‐of‐use leases	(238,818)	Total Other Long‐Term Liabilities	$212,178
Public offering costs	79,997
Other assets	-	Total Liabilities	$5,846,541
Total Other Assets	$16,227,523
		Equity
Total Assets	$16,898,220	Common stock	$-
		Preferred stock	-
		Capital in excess of par	34,214,985

		Distributions	$(19,636,106)
		Retained earnings	12,805,809
		Current period income(loss)	(1,787,518)
		Preferred stock accretion	(2,852,408)
		Retained earnings	$(11,470,223)

		Treasury stock, at cost	$-
		Total Equity	$22,744,762

		Total Liabilities and Equity	$16,898,220

Balance Sheet - YCos